Long-Term Loan	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Long-Term Loan

NOTE 7 - LONG-TERM LOAN

In January 2009, InspireMD Ltd. signed a loan agreement with Mizrahi Tefahot Bank.

According to the agreement InspireMD Ltd. is entitled to receive the following:

a.
A loan (hereafter - the “First Loan”) amounting to $750 thousand, bearing annual interest (quarterly paid) equal to Libor + 4%. The loan is payable in eight quarterly installments beginning April 2010.

b.
An additional loan (hereafter - the “Second Loan”) amounting to $750 thousand was to be received no later than August 3, 2009 and was subject to certain terms. InspireMD Ltd. did not meet the specific terms and therefore was not able to receive the second loan.

c.	A credit line amounting to $500 thousand for the purpose of financing export shipments. The credit line was not utilized by the Company.

In addition, according to the loan agreement, InspireMD Ltd. has an obligation to pay an additional $250 thousand in the following events:

a.	Liquidity Event of at least $100 million (as stipulated in the agreement) or

b.	IPO in which the Company's valuation is at least $100 million.

InspireMD Ltd. granted to the bank a floating lien of all of its assets, as well as a fixed lien of all its intellectual property and rights of future payments from the Company’s clients. InspireMD Ltd. also committed to maintain in its bank account a minimum of $250 thousand in order to support an estimated cash burn rate of 3 months of activity based on average monthly cash flow in the preceding 3 months. This amount was recorded in the consolidated balance sheet under “Restricted cash”. In November 2010 InspireMD Ltd. was asked by the bank, pursuant to its loan agreement, to grant a fixed lien to the bank in the amount of $300 thousand that would replace the $250 thousand of restricted cash since the actual cash burn rate was higher than the cash amount maintained in the Company’s bank account. The bank effectuated the transaction in January 2011.

In March 2012, following the complete repayment of the loan, Mizrahi Tefahot Bank approved the release of the floating lien.

On July 20, 2011, Mizrahi Tefahot Bank approved the release of a fixed lien in the amount of $300 thousand. Following the approval, $300 thousand of restricted cash was classified to cash and cash equivalents.

On February 2009 InspireMD Ltd. received the First Loan and according to the loan agreement issued 234,814 ordinary shares to the bank. Subsequently, InspireMD Ltd.has estimated the fair value of the First Loan, the Second Loan, the credit line and the 234,814 ordinary shares issued to the bank using the following assumptions:

1.	Discount rate of 25.13% per year calculated by using Altman-Z score model
2.	Probability of realizing the second loan - 40%
3.	Probability of realizing the credit line - 80%

The relative fair value of each component based on the valuation report is as follows:

1.	The First Loan - $540 thousand
2.	The Second Loan option - $20 thousand
3.	The credit line - $59 thousand
4.	The 234,814 ordinary shares issued to the bank - $290 thousand

The First Loan was subsequently measured at amortized cost on the basis of the effective interest method over the loan period.

The Second Loan option and the credit line have been recorded in the consolidated financial statements in “Financial expenses” during 2009.

The 234,814 ordinary shares were recorded as equity according to their fair market value at the time.

Direct transaction costs of $41 thousand are recorded as deferred debt issuance costs in the Consolidated Balance Sheet and amortized over the First Loan period.

As of December 31, 2011 the contractual maturity of the First Loan is $94 thousand which was paid in January 2012.